Cash Management Class
Prospectus Supplement
April 26, 2006

Morgan Stanley Institutional Liquidity Funds

Supplement dated April 26, 2006 to the Prospectus of Morgan Stanley Institutional Liquidity Funds dated February 28, 2006 of:

Cash Management Class

The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.

The example assumes that you invest $10,000 in each Portfolio’s Cash Management Class for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Cash Management Class’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

On April 25, 2006, the Board of Trustees of Morgan Stanley Institutional Liquidity Funds (the ‘‘Fund’’) approved changes to the Cash Management share class of the Fund to increase the 12b-1 fee from 0.05% to 0.25%, to implement a Shareholder Service Fee of 0.05% and to decrease the investment minimum from $10 million to $1 million, thereby resulting in the following changes:

The section of the Prospectus entitled ‘‘Fees and Expenses of the Portfolios’’ is hereby deleted and replaced with the following:

Fees and Expenses of the Portfolios

The table below describes the fees and expenses that an investor may pay if he or she buys and holds shares of the Cash Management Class of the Portfolios.

Annual Portfolio Operating Expenses for the Fiscal year ended October 31, 2005#
(expenses that are deducted from Portfolio assets)

	Money Market Portfolio	Prime Portfolio	Government Portfolio	Government Securities Portfolio	Treasury Portfolio	Treasury Securities Portfolio	Tax-Exempt Portfolio
Advisory Fee	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution (12b-1) Fee#	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Shareholder Service Fee#	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Other Expenses	0.07%	0.07%*	0.10%*	0.25%*	0.23%	0.25%*	0.10%
Total Cash Management Class Operating Expenses**	0.52%	0.52%*	0.55%*	0.70%*	0.68%	0.70%*	0.55%

# Expense information in the table has been restated to reflect the current 12b-1 fee and Shareholder Service Fee (see ‘‘Distribution Plan’’ and ‘‘Shareholder Service Plan’’).

* As of the fiscal year ended October 31, 2005, the Prime Portfolio, the Government Portfolio, the Government Securities Portfolio and the Treasury Securities Portfolio had not commenced operations. Other Expenses are based on estimated amounts.

** The Adviser has voluntarily agreed to reduce its advisory fee and/or absorb other expenses so that total operating expenses of each Portfolio’s Cash Management Class will not exceed 0.50%. This fee and expense waiver may be discontinued at any time and without notice.

Example

This example is intended to help you compare the cost of investing in the Portfolios’ Cash Management Class with the cost of investing in other mutual funds.

	1 Year	3 Years	5 Years	10 Years
Money Market Portfolio	$53	$167	$291	$653
Prime Portfolio*	53	167	N/A	N/A
Government Portfolio*	56	176	N/A	N/A
Government Securities Portfolio*	72	224	N/A	N/A
Treasury Portfolio	69	218	379	847
Treasury Securities Portfolio*	72	224	N/A	N/A
Tax-Exempt Portfolio	56	176	307	689

* As of the fiscal year ended October 31, 2005, the Prime Portfolio, the Government Portfolio, the Government Securities Portfolio and the Treasury Securities Portfolio had not commenced operations.

The first sentence of the second paragraph of the section of the Prospectus entitled ‘‘Purchasing Shares’’ is hereby deleted and replaced with the following:

Cash Management Class Shares are available to clients of the Adviser with investments at the time of initial purchase of at least $1,000,000.

The second sentence of the first paragraph of the section of the Prospectus entitled ‘‘Investment Adviser— Distribution Plan’’ is hereby deleted and replaced with the following:

Under the Plan, each Portfolio pays the Distributor a monthly or quarterly distribution fee which shall not exceed during any one year 0.25% of each Portfolio’s average daily net assets of Cash Management Class Shares which are beneficially owned by the customers of such service organizations during such period.

The following disclosure is hereby added at the end of the section of the Prospectus entitled ‘‘Investment Adviser’’:

Shareholder Service Plan
The Fund has also adopted a Shareholder Service Plan for each Portfolio’s Cash Management Class Shares to pay the Distributor to provide for, or to compensate service organizations for providing administrative services to shareholders. Under this Plan, each Portfolio pays the Distributor a monthly or quarterly service fee which shall be assessed at an annual rate of 0.05% of each Portfolio’s average daily net assets of Cash Management Class Shares which are owned beneficially by the customers of such service organization during such period.

Because such distribution and service fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return and may cost you more than paying other types of sales charges.

Please retain this supplement for future reference.

LFSPTCMC
Statement of Additional Information Supplement
April 26, 2006

Morgan Stanley Institutional Liquidity Funds

Supplement dated April 26, 2006 to the Statement of Additional Information of Morgan Stanley Institutional Liquidity Funds dated February 28, 2006

The fourth paragraph of the section of the Statement of Additional Information entitled ‘‘Investment Adviser’’ is hereby deleted and replaced with the following:

The Adviser has voluntarily agreed to reduce its advisory fee and/or absorb or reimburse certain expenses to the extent necessary so that total annual operating expenses of each Institutional Class, Service Class, Investor Class, Administrative Class, Advisory Class, Participant Class and Cash Management Class will not exceed 0.20%, 0.25%, 0.30%, 0.35%, 0.45%, 0.70% and 0.50%, of their average daily net assets, respectively. This fee and expense waiver may be discontinued at any time and without notice.

The following sentence is hereby added immediately following the second sentence of the third paragraph of the section of the Statement of Additional Information entitled ‘‘Service and Distribution of Shares— Distribution Plans’’:

Effective April 25, 2006, the Board approved amending the Distribution Plan to increase the 12b-1-distribution fee from 0.05% to 0.25%.

The following disclosure is hereby added at the end of the section of the Statement of Additional Information entitled ‘‘Service and Distribution of Shares—Shareholder Service Plan’’:

The Fund has also entered into a Shareholder Service Plan with respect to its Cash Management Class Shares to pay the Distributor to compensate Service Organizations who provide administrative services to shareholders. Under the Plan, the Fund, on behalf of the Cash Management Class Shares, is authorized to pay the Distributor a monthly or quarterly service fee which shall be assessed at an annual rate of 0.05% of the average daily net assets of Cash Management Class Shares owned beneficially by the customers of such Service Organizations during such period, to compensate Service Organizations for staffing and maintaining call centers and answering inquiries and addressing issues related to the Cash Management Share Class.

Please retain this supplement for future reference.